                                                                     EXHIBIT 24

                               POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Barnett Grace and Edwin P. Henry, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of First Commercial Corporation (the "Company") pertaining to the registration of up to 250,000 shares of the Company's Common Stock, $3.00 par value per share, to be offered pursuant to the Company's Dividend Reinvestment and Common Stock Purchase Plan and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                     /s/ Barnett Grace
                                    ---------------------------------
                                    Barnett Grace
                                    Director

                                     /s/ John W. Allison
                                    ---------------------------------
                                    John W. Allison
                                    Director

                                     /s/ Truman Arnold
                                    ---------------------------------
                                    Truman Arnold
                                    Director

                                     /s/ William H. Bowen
                                    ---------------------------------
                                    William H. Bowen
                                    Director

                                     /s/ Peggy Clark
                                    ---------------------------------
                                    Peggy Clark
                                    Director

                                     /s/ Robert G. Cress
                                    ---------------------------------
                                    Robert G. Cress
                                    Director

                                     /s/ Cecil W. Cupp, Jr.
                                    ---------------------------------
                                    Cecil W. Cupp, Jr.
                                    Director

                                     /s/ Frank D. Hickingbotham
                                    ---------------------------------
                                    Frank D. Hickingbotham
                                    Director


                                    ---------------------------------
                                    Walter E. Hussman, Jr.
                                    Director

                                     /s/ Frederick E. Joyce, M.D.
                                    ---------------------------------
                                    Frederick E. Joyce, M.D.
                                    Director

                                     /s/ Jack G. Justus
                                    ---------------------------------
                                    Jack G. Justus
                                    Director

                                     /s/ William M. Lemley
                                    ---------------------------------
                                    William M. Lemley
                                    Director

                                     /s/ Charles H. Murphy, Jr.
                                    ---------------------------------
                                    Charles H. Murphy, Jr.
                                    Director


                                    ---------------------------------
                                    Michael W. Murphy
                                    Director

                                     /s/ William C. Nolan, Jr.
                                    ---------------------------------
                                    William C. Nolan, Jr.
                                    Director


                                    ---------------------------------
                                    Sam C. Sowell
                                    Director

                                     /s/ Paul D. Tilley
                                    ---------------------------------
                                    Paul D. Tilley
                                    Director



Date: March 8, 1996